Statements of Financial Condition - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
ASSETS
Cash and cash equivalents	$ 9,937	$ 1,695
Interest-bearing deposits with banks	3	15
Federal Home Loan Bank stock, at cost	351	333
Loans receivable	30,812	32,181
Less allowance for credit losses	(185)	(200)
Loans receivable, net	30,627	31,981
Property and equipment, net	1,506	1,583
Accrued interest receivable loans	68	61
Other assets	1,470	135
TOTAL ASSETS	43,962	35,803
Deposits:
Interest-bearing deposits	27,852	20,001
Non-interest bearing deposits	1,683	855
Advances from Federal Home Loan Bank	0	500
Advance payments by borrowers for insurance and taxes	343	318
Accrued interest payable	2	4
Accrued expense and other liabilities	145	61
Deferred tax liability, net	21	48
Total Liabilities	30,046	21,787
RETAINED EARNINGS
Retained earnings	13,916	14,016
TOTAL LIABILITIES AND RETAINED EARNINGS	$ 43,962	$ 35,803